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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  OCTOBER 21, 2003



                              THE MEDICINES COMPANY
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               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    000-31191                 04-3324394
----------------------------    ----------------     ---------------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)               File Number)           Identification No.)


            8 CAMPUS DRIVE
        PARSIPPANY, NEW JERSEY                                  07054
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 21, 2003, The Medicines Company (the "Company") announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE MEDICINES COMPANY


Date: October 21, 2003                   By:  /s/ Steven H. Koehler
                                              --------------------------
                                              Steven H. Koehler
                                              Vice President and Chief Financial
                                               Officer


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                                  EXHIBIT INDEX


   Exhibit No.                              Description
   -----------                              -----------

   99.1 Press release dated October 21, 2003 entitled "The Medicines Company Reports Third Quarter 2003 Financial Results."